UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	March 20, 2007

NNN Healthcare/Office REIT, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Maryland	333-133652	20-4738467
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1551 N. Tustin Avenue, Suite 200, Santa Ana, California		92705
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	714-667-8252

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

The information reported in Item 2.01 of this Current Report on Form 8-K, is incorporated herein by reference.

Item 2.01 Completion of Acquisition or Disposition of Assets.

On March 20, 2007, we, through our operating partnership, NNN Healthcare/Office REIT Holdings, L.P., entered into a Membership Interest Purchase and Sale Agreement, or the Agreement, with NNN Lenox Medical Member, LLC, a wholly-owned subsidiary of Triple Net Properties, LLC, or Triple Net Properties, a wholly-owned subsidiary of NNN Realty Advisors, Inc., or NNN Realty Advisors, or our Sponsor, and Triple Net Properties, for the purchase of a 100% membership interest in NNN Lenox Medical, LLC and NNN Lenox Medical Land, LLC, for a purchase price of $18,500,000. NNN Lenox Medical, LLC and NNN Lenox Medical Land, LLC are the entities that own Lenox Office Park Building G and two vacant parcels of land, respectively, or the Property, located in Memphis, Tennessee. Pursuant to the terms of the Agreement, $12,000,000 of the purchase price was to be paid through the assumption of the existing mortgage loan payable on Lenox Office Park Building G and closing would occur no later than March 30, 2007.

On March 23, 2007, we purchased a 100% membership interest in NNN Lenox Medical, LLC and NNN Lenox Medical Land, LLC from NNN Lenox Medical Member, LLC and Triple Net Properties, for a sales price of $18,500,000. An acquisition fee of $555,000, or 3.0% of the purchase price was paid to our advisor and an affiliate. We primarily financed the purchase price of the Property through the assumption of a secured loan with LaSalle Bank National Association, or LaSalle, in the principal amount of $12,000,000 and the balance was provided by funds raised through our initial public offering.

Since we acquired the NNN Lenox Medical, LLC and NNN Lenox Medical Land, LLC membership interests from an affiliate and a subsidiary of our Sponsor, an independent appraiser was engaged to value the Property. The transaction was approved and determined by the majority of our directors, including a majority of our independent directors, that the transaction is fair and reasonable to us and at a price no greater than the cost of the investment to NNN Medical Member, LLC or Triple Net Properties or the property’s appraised value.

On March 23, 2007, we, through our operating partnership, NNN Healthcare/Office REIT Holdings, L.P., entered into a Membership Interest Assignment Agreement, or Assignment No. 1, with NNN Lenox Medical Member, LLC, for the assignment of their 100% membership interest.

On March 23, 2007, we, through our operating partnership, NNN Healthcare/Office REIT Holdings, L.P., entered into a Membership Interest Assignment Agreement, or Assignment No. 2, with Triple Net Properties, for the assignment of their 100% membership interest.

The above descriptions of the Agreement, Assignment No. 1, and Assignment No. 2 are qualified in there entirety by the terms of the agreements attached as Exhibits 10.1 through 10.3, respectively, of this report.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On January 2, 2007, NNN Lenox Medical, LLC, entered into a secured loan with LaSalle. The secured loan is evidenced by a promissory note in the principal amount of $12,000,000. The promissory note is secured by a Deed of Trust, Security Agreement and Fixture Filing on the Property. The loan matures on February 1, 2017, or the Maturity Date, and bears interest at a rate of 5.88% per annum. The loan provides for the following payments: (a) a payment of accrued interest on the principal amount from January 2007 through February 2007; (b) interest-only payments on the first day of each month commencing March 1, 2007 through February 1, 2011; (c) principal and interest payments equal to $71,038.23 on the first day of each month commencing on March 1, 2011, through January 1, 2017; and (d) the outstanding principal amount, together with all accrued and unpaid interest, due and payable in full on the Maturity Date. The loan also provides for a late charge equal to the lesser of: (a) 3% of past due amounts, or (b) the maximum amount permitted by applicable law and a remedy in the event of default that imposes a default interest rate equal to the lesser of: (i) 10.88% per annum or (ii) the maximum amount permitted by applicable law.

On March 23, 2007, in connection with our acquisition of a 100% membership interest in NNN Lenox Medical, LLC and NNN Lenox Medical Land, LLC, we, through our operating partnership, entered into a Consent to Transfer and Agreement, or the Consent to Transfer, with NNN Lenox Medical, LLC, NNN Lenox Medical Member, LLC, NNN Realty Advisors, and LaSalle. Pursuant to the Consent to Transfer, LaSalle consented to the sale, conveyance, assignment and transfer of membership interests in NNN Lenox Medical, LLC by NNN Lenox Medical Member, LLC to us while we agreed to assume the loan as of March 23, 2007 (but not for interest payments for periods prior to March 23, 2007), as described above, subject to terms and conditions set forth in the loan documents. The loan documents contain customary representations, warranties, covenants and indemnities as well as provisions for reserves and impounds.

The material terms of the loan are qualified in their entirety by the terms of the Consent to Transfer and Agreement, promissory note, and related loan documents, attached hereto as Exhibits 10.4 through 10.10 to this Current Report on Form 8-K.

Item 7.01 Regulation FD Disclosure.

On March 26, 2007, we issued a press release announcing the acquisition of Lenox Office Park Building G. A copy of the press release, which is hereby incorporated into this filing in its entirety, is attached to this Current Report on Form 8-K as Exhibit No. 99.1.

The information furnished under this Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1 shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

10.1 Membership Interest Purchase and Sale Agreement by and between NNN Lenox Medical Member, LLC, Triple Net Properties, LLC, NNN Lenox Medical, LLC, NNN Lenox Medical Land, LLC and NNN Healthcare/Office REIT Holdings, L.P., dated March 20, 2007.

10.2 Membership Interest Assignment Agreement by and between NNN Lenox Medical Member, LLC, and NNN Healthcare/Office REIT Holdings, L.P., dated March 23, 2007.

10.3 Membership Interest Assignment Agreement by and between Triple Net Properties, LLC, and NNN Healthcare/Office REIT Holdings, L.P., dated March 23, 2007.

10.4 Consent to Transfer and Agreement by and among NNN Lenox Medical, LLC, NNN Healthcare/Office REIT Holdings, L.P., NNN Lenox Medical Member, LLC, NNN Realty Advisors, Inc., and LaSalle Bank National Association, dated March 23, 2007.

10.5 Secured Promissory Note by and between NNN Lenox Medical, LLC and LaSalle Bank National Association, dated January 2, 2007.

10.6 Deed of Trust, Security Agreement and Fixtures Filings by and among NNN Lenox Medical, LLC and LaSalle Bank National Association, dated January 2, 2007.

10.7 Guaranty by and among NNN Realty Advisors, Inc., and LaSalle Bank National Association, dated January 2, 2007.

10.8 Guaranty (Securities Laws) by and among LaSalle Bank National Association and NNN Realty Advisors, Inc., dated January 2, 2007.

10.9 Hazardous Substances Indemnification Agreement by and among NNN Lenox Medical, LLC, Triple Net Properties, LLC, and LaSalle Bank National Association, dated January 2, 2007.

10.10 Assignment of Leases and Rents by and among NNN Lenox Medical, LLC and LaSalle Bank National Association, dated January 2, 2007.

99.1 Press Release dated March 26, 2007.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NNN Healthcare/Office REIT, Inc.

March 26, 2007	By:	/s/ Scott D. Peters

Name: Scott D. Peters
Title: Chief Executive Officer

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Exhibit Index

Exhibit No.	Description

10.1	Membership Interest Purchase and Sale Agreement by and between NNN Lenox Medical Member, LLC, Triple Net Properties, LLC, NNN Lenox Medical, LLC, NNN Lenox Medical Land, LLC and NNN Healthcare/Office REIT Holdings, L.P., dated March 20, 2007.
10.2	Membership Interest Assignment Agreement by and between NNN Lenox Medical Member, LLC, and NNN Healthcare/Office REIT Holdings, L.P., dated March 23, 2007.
10.3	Membership Interest Assignment Agreement by and between Triple Net Properties, LLC, and NNN Healthcare/Office REIT Holdings, L.P., dated March 23, 2007.
10.4	Consent to Transfer and Agreement by and among NNN Lenox Medical, LLC, NNN Healthcare/Office REIT Holdings, L.P., NNN Lenox Medical Member, LLC, NNN Realty Advisors, Inc., and LaSalle Bank National Association, dated March 23, 2007.
10.5	Secured Promissory Note by and between NNN Lenox Medical, LLC and LaSalle Bank National Association, dated January 2, 2007.
10.6	Deed of Trust, Security Agreement and Fixtures Filings by and among NNN Lenox Medical, LLC and LaSalle Bank National Association, dated January 2, 2007.
10.7	Guaranty by and among NNN Realty Advisors, Inc., and LaSalle Bank National Association, dated January 2, 2007.
10.8	Guaranty (Securities Laws) by and among LaSalle Bank National Association and NNN Realty Advisors, Inc., dated January 2, 2007.
10.9	Hazardous Substances Indemnification Agreement by and among NNN Lenox Medical, LLC, Triple Net Properties, LLC, and LaSalle Bank National Association, dated January 2, 2007.
10.10	Assignment of Leases and Rents by and among NNN Lenox Medical, LLC and LaSalle Bank National Association, dated January 2, 2007.
99.1	Press Release dated March 26, 2007.